UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  May 6, 2005 (May 3, 2005)

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-14488 (Commission File Number)	76-0025431 (IRS Employer Identification No.)

10811 S. Westview Circle
Building C, Suite 100
Houston, Texas 77043

(Address of Registrant's principal executive offices)

(713) 881-8900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.04.        Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On May 5, 2005, Seitel, Inc. (the "Company") issued a press release announcing the expiration, at 5:00 p.m., New York City time, on May 2, 2005, of its offer (the "Offer") to purchase up to $4,795,000 principal amount of its 11.75% Senior Notes due 2011 (the "Notes").  The Company was required by the terms of the indenture for the Notes entered into with LaSalle Bank National Association as of July 2, 2004 (the "Indenture") to make the Offer because the Company generated excess cash flow (as defined in the Indenture) for the year ended 2004.  The triggering event for disclosure on this Form 8-K, Item 2.04 occurred when $4,000,000 aggregate principal amount of the Notes were tendered pursuant to the Offer and not withdrawn before the close of business on May 3, 2005.  Because of this tender, the Company's payment obligations were accelerated under the Indenture, for the tendered Notes.   Payment by the Company for the $4,000,000 principal amount of tendered Notes, together with accrued and unpaid interest of $143,600, occurred on May 5, 2005.

            The press release includes a non-GAAP financial measure, excess cash flow, and a related reconciliation to loss from operations, the most directly comparable GAAP measure.  The terms of the Indenture define excess cash flow and further utilize this financial measure to determine if, when and to what extent a purchase offer must be made to holders of the Notes.  The Company's management believes disclosure of the excess cash flow measure is useful information because it provides an understanding of why the purchase offer has been made and how the amount of the purchase offer was determined.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

            (a)        Financial Statements of Businesses Acquired.

                        None.

            (b)        Pro Forma Financial Information.

                        None.

            (c)        Exhibits.

                        99.1     Press Release dated May 5, 2005.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2005                                                                                     SEITEL, INC.

                                                                                                                  By:  /s/ Robert D. Monson

                                                                                                                        Robert D. Monson

                                                                                                                        President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 5, 2005.